UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14A-101)

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☑        Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

RAPT Therapeutics, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts!
RAPT THERAPEUTICS, INC. 561 ECCLES AVENUE SOUTH SAN FRANCISCO, CA 94080	RAPT THERAPEUTICS, INC. 2024 Annual Meeting Vote by May 21, 2024 11 :59 PM ET

You invested in RAPT THERAPEUTICS, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 22, 2024.

Get informed before you vote

View the Combined Document online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 08, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

*Please check the meeting materials for any special requirements for meeting attendance.

 Vote at www.ProxyVote.com

 THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	Election of Directors
	Nominees:	For
01) William J. Rieflin 02) Linda Kozick 03) Lori Lyons-Williams

2.	Ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of RAPT Therapeutics, Inc. for its fiscal year ending December 31, 2024.	For

NOTE: In their discretion, the proxyholders are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.